SEC FILE NO. 33-847

                                  PILGRIM FUNDS

                    Supplement dated January 28, 2000 to the
                         Institutional Class Prospectus
                              dated January 4, 2000


CLOSURE OF PILGRIM SMALLCAP OPPORTUNITIES FUND

     Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") will be closed to new investors effective February 29, 2000. Investors who are shareholders of SmallCap Opportunities on February 29, 2000 may continue to buy shares after that date into accounts existing on that day. SmallCap Opportunities may reopen in the future subject to the discretion of the Board of Trustees.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE